UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2018

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34207

Delaware	33-0728374
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2929 Seventh Street, Suite 100

Berkeley, CA 94710-2753

(Address of principal executive offices, including zip code)

(510) 848-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On October 20, 2018, Dynavax Technologies Corporation (“Dynavax”), issued a press release and presented a corresponding poster announcing data from its ongoing Phase 1b/2 SYNERGY-001 study investigating SD-101, Dynavax’s intratumoral TLR9 agonist, in combination with KEYTRUDA® (pembrolizumab), an anti-PD-1 therapy developed by Merck & Co., Inc. (known as MSD outside the United States and Canada) in patients with advanced melanoma naïve to anti-PD-1/L1 therapy, at the 2018 European Society for Medical Oncology Congress, in Munich, Germany (“ESMO”). Dynavax presented two additional posters at ESMO, one was presented October 20, 2018, and the other October 21, 2018. On October 21, 2018, Dynavax held a conference call and webcast to review all data the company presented at ESMO. A copy of the press release, posters and the conference call presentation are filed as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Press release, dated October 20, 2018

99.2	Posters presented at the 2018 European Society for Medical Oncology Congress on October 20-21, 2018

99.3	Conference Call and Webcast Presentation of October 21, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation

Date: October 22, 2018	By:	/s/ DAVID JOHNSON
David Johnson
Vice President